Exhibit 24.1

RTX CORPORATION
Power of Attorney
The undersigned, as a member of the Board of Directors of RTX CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints CHRISTOPHER T. CALIO, NEIL G. MITCHILL, JR. and RAMSARAN MAHARAJH, JR., or any one of them, his or her true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of a Registration Statement on Form S-8 (a “Form S-8 Registration Statement”) for the RTX Corporation Long-Term Incentive Plan, as amended and restated effective May 2, 2024, to effect the registration of 75,000,000 shares of the Corporation’s common stock, par value $1.00 per share (the “Common Stock”) to be issued from time to time pursuant to the RTX Corporation Long-Term Incentive Plan, as amended and restated effective May 2, 2024, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form S-8 Registration Statement filed or to be filed with the Securities and Exchange Commission, and any and all amendments (including post-effective amendments) and supplements to such Form S-8 Registration Statement, and any registration statement relating to the offering made pursuant to such Form S-8 Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as a part of or in connection with the Form S-8 Registration Statement or any amendments or supplements thereto; hereby ratifying and confirming all that the said attorney and agent has done, shall do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 16th day of December 2025.

/s/ Tracy A. Atkinson
Signature

Tracy A. Atkinson
Print Name

RTX CORPORATION
Power of Attorney
The undersigned, as a member of the Board of Directors of RTX CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints CHRISTOPHER T. CALIO, NEIL G. MITCHILL, JR. and RAMSARAN MAHARAJH, JR., or any one of them, his or her true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of a Registration Statement on Form S-8 (a “Form S-8 Registration Statement”) for the RTX Corporation Long-Term Incentive Plan, as amended and restated effective May 2, 2024, to effect the registration of 75,000,000 shares of the Corporation’s common stock, par value $1.00 per share (the “Common Stock”) to be issued from time to time pursuant to the RTX Corporation Long-Term Incentive Plan, as amended and restated effective May 2, 2024, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form S-8 Registration Statement filed or to be filed with the Securities and Exchange Commission, and any and all amendments (including post-effective amendments) and supplements to such Form S-8 Registration Statement, and any registration statement relating to the offering made pursuant to such Form S-8 Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as a part of or in connection with the Form S-8 Registration Statement or any amendments or supplements thereto; hereby ratifying and confirming all that the said attorney and agent has done, shall do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 16th day of December 2025.

/s/ Leanne G. Caret
Signature

Leanne G. Caret
Print Name

RTX CORPORATION
Power of Attorney
The undersigned, as a member of the Board of Directors of RTX CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints CHRISTOPHER T. CALIO, NEIL G. MITCHILL, JR. and RAMSARAN MAHARAJH, JR., or any one of them, his or her true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of a Registration Statement on Form S-8 (a “Form S-8 Registration Statement”) for the RTX Corporation Long-Term Incentive Plan, as amended and restated effective May 2, 2024, to effect the registration of 75,000,000 shares of the Corporation’s common stock, par value $1.00 per share (the “Common Stock”) to be issued from time to time pursuant to the RTX Corporation Long-Term Incentive Plan, as amended and restated effective May 2, 2024, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form S-8 Registration Statement filed or to be filed with the Securities and Exchange Commission, and any and all amendments (including post-effective amendments) and supplements to such Form S-8 Registration Statement, and any registration statement relating to the offering made pursuant to such Form S-8 Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as a part of or in connection with the Form S-8 Registration Statement or any amendments or supplements thereto; hereby ratifying and confirming all that the said attorney and agent has done, shall do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 16th day of December 2025.

/s/ Bernard A. Harris Jr.
Signature

Bernard A. Harris Jr.
Print Name

RTX CORPORATION
Power of Attorney
The undersigned, as a member of the Board of Directors of RTX CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints CHRISTOPHER T. CALIO, NEIL G. MITCHILL, JR. and RAMSARAN MAHARAJH, JR., or any one of them, his or her true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of a Registration Statement on Form S-8 (a “Form S-8 Registration Statement”) for the RTX Corporation Long-Term Incentive Plan, as amended and restated effective May 2, 2024, to effect the registration of 75,000,000 shares of the Corporation’s common stock, par value $1.00 per share (the “Common Stock”) to be issued from time to time pursuant to the RTX Corporation Long-Term Incentive Plan, as amended and restated effective May 2, 2024, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form S-8 Registration Statement filed or to be filed with the Securities and Exchange Commission, and any and all amendments (including post-effective amendments) and supplements to such Form S-8 Registration Statement, and any registration statement relating to the offering made pursuant to such Form S-8 Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as a part of or in connection with the Form S-8 Registration Statement or any amendments or supplements thereto; hereby ratifying and confirming all that the said attorney and agent has done, shall do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 16th day of December 2025.

/s/ George R. Oliver
Signature

George R. Oliver
Print Name

RTX CORPORATION
Power of Attorney
The undersigned, as a member of the Board of Directors of RTX CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints CHRISTOPHER T. CALIO, NEIL G. MITCHILL, JR. and RAMSARAN MAHARAJH, JR., or any one of them, his or her true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of a Registration Statement on Form S-8 (a “Form S-8 Registration Statement”) for the RTX Corporation Long-Term Incentive Plan, as amended and restated effective May 2, 2024, to effect the registration of 75,000,000 shares of the Corporation’s common stock, par value $1.00 per share (the “Common Stock”) to be issued from time to time pursuant to the RTX Corporation Long-Term Incentive Plan, as amended and restated effective May 2, 2024, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form S-8 Registration Statement filed or to be filed with the Securities and Exchange Commission, and any and all amendments (including post-effective amendments) and supplements to such Form S-8 Registration Statement, and any registration statement relating to the offering made pursuant to such Form S-8 Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as a part of or in connection with the Form S-8 Registration Statement or any amendments or supplements thereto; hereby ratifying and confirming all that the said attorney and agent has done, shall do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 16th day of December 2025.

/s/ Ellen M. Pawlikowski
Signature

Ellen M. Pawlikowski
Print Name

RTX CORPORATION
Power of Attorney
The undersigned, as a member of the Board of Directors of RTX CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints CHRISTOPHER T. CALIO, NEIL G. MITCHILL, JR. and RAMSARAN MAHARAJH, JR., or any one of them, his or her true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of a Registration Statement on Form S-8 (a “Form S-8 Registration Statement”) for the RTX Corporation Long-Term Incentive Plan, as amended and restated effective May 2, 2024, to effect the registration of 75,000,000 shares of the Corporation’s common stock, par value $1.00 per share (the “Common Stock”) to be issued from time to time pursuant to the RTX Corporation Long-Term Incentive Plan, as amended and restated effective May 2, 2024, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form S-8 Registration Statement filed or to be filed with the Securities and Exchange Commission, and any and all amendments (including post-effective amendments) and supplements to such Form S-8 Registration Statement, and any registration statement relating to the offering made pursuant to such Form S-8 Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as a part of or in connection with the Form S-8 Registration Statement or any amendments or supplements thereto; hereby ratifying and confirming all that the said attorney and agent has done, shall do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 16th day of December 2025.

/s/ Denise L. Ramos
Signature

Denise L. Ramos
Print Name

RTX CORPORATION
Power of Attorney
The undersigned, as a member of the Board of Directors of RTX CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints CHRISTOPHER T. CALIO, NEIL G. MITCHILL, JR. and RAMSARAN MAHARAJH, JR., or any one of them, his or her true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of a Registration Statement on Form S-8 (a “Form S-8 Registration Statement”) for the RTX Corporation Long-Term Incentive Plan, as amended and restated effective May 2, 2024, to effect the registration of 75,000,000 shares of the Corporation’s common stock, par value $1.00 per share (the “Common Stock”) to be issued from time to time pursuant to the RTX Corporation Long-Term Incentive Plan, as amended and restated effective May 2, 2024, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form S-8 Registration Statement filed or to be filed with the Securities and Exchange Commission, and any and all amendments (including post-effective amendments) and supplements to such Form S-8 Registration Statement, and any registration statement relating to the offering made pursuant to such Form S-8 Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as a part of or in connection with the Form S-8 Registration Statement or any amendments or supplements thereto; hereby ratifying and confirming all that the said attorney and agent has done, shall do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 16th day of December 2025.

/s/ Fredric G. Reynolds
Signature

Fredric G. Reynolds
Print Name

RTX CORPORATION
Power of Attorney
The undersigned, as a member of the Board of Directors of RTX CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints CHRISTOPHER T. CALIO, NEIL G. MITCHILL, JR. and RAMSARAN MAHARAJH, JR., or any one of them, his or her true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of a Registration Statement on Form S-8 (a “Form S-8 Registration Statement”) for the RTX Corporation Long-Term Incentive Plan, as amended and restated effective May 2, 2024, to effect the registration of 75,000,000 shares of the Corporation’s common stock, par value $1.00 per share (the “Common Stock”) to be issued from time to time pursuant to the RTX Corporation Long-Term Incentive Plan, as amended and restated effective May 2, 2024, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form S-8 Registration Statement filed or to be filed with the Securities and Exchange Commission, and any and all amendments (including post-effective amendments) and supplements to such Form S-8 Registration Statement, and any registration statement relating to the offering made pursuant to such Form S-8 Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as a part of or in connection with the Form S-8 Registration Statement or any amendments or supplements thereto; hereby ratifying and confirming all that the said attorney and agent has done, shall do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 16th day of December 2025.

/s/ Brian C. Rogers
Signature

Brian C. Rogers
Print Name

RTX CORPORATION
Power of Attorney
The undersigned, as a member of the Board of Directors of RTX CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints CHRISTOPHER T. CALIO, NEIL G. MITCHILL, JR. and RAMSARAN MAHARAJH, JR., or any one of them, his or her true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of a Registration Statement on Form S-8 (a “Form S-8 Registration Statement”) for the RTX Corporation Long-Term Incentive Plan, as amended and restated effective May 2, 2024, to effect the registration of 75,000,000 shares of the Corporation’s common stock, par value $1.00 per share (the “Common Stock”) to be issued from time to time pursuant to the RTX Corporation Long-Term Incentive Plan, as amended and restated effective May 2, 2024, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form S-8 Registration Statement filed or to be filed with the Securities and Exchange Commission, and any and all amendments (including post-effective amendments) and supplements to such Form S-8 Registration Statement, and any registration statement relating to the offering made pursuant to such Form S-8 Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as a part of or in connection with the Form S-8 Registration Statement or any amendments or supplements thereto; hereby ratifying and confirming all that the said attorney and agent has done, shall do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 16th day of December 2025.

/s/ James A. Winnefeld Jr.
Signature

James A. Winnefeld Jr.
Print Name

RTX CORPORATION
Power of Attorney
The undersigned, as a member of the Board of Directors of RTX CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints CHRISTOPHER T. CALIO, NEIL G. MITCHILL, JR. and RAMSARAN MAHARAJH, JR., or any one of them, his or her true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of a Registration Statement on Form S-8 (a “Form S-8 Registration Statement”) for the RTX Corporation Long-Term Incentive Plan, as amended and restated effective May 2, 2024, to effect the registration of 75,000,000 shares of the Corporation’s common stock, par value $1.00 per share (the “Common Stock”) to be issued from time to time pursuant to the RTX Corporation Long-Term Incentive Plan, as amended and restated effective May 2, 2024, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form S-8 Registration Statement filed or to be filed with the Securities and Exchange Commission, and any and all amendments (including post-effective amendments) and supplements to such Form S-8 Registration Statement, and any registration statement relating to the offering made pursuant to such Form S-8 Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as a part of or in connection with the Form S-8 Registration Statement or any amendments or supplements thereto; hereby ratifying and confirming all that the said attorney and agent has done, shall do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 16th day of December 2025.

/s/ Robert O. Work
Signature

Robert O. Work
Print Name